                            SCHEDULE 14A INFORMATION
                 REVOCATION STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

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     Rule 14s-6(e)(2))
/ /  Definitive Proxy Statement (Revocation of Consent Statement)
/x/  Definitive Additional Materials
/x/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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/x/  No fee required.

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     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid
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


                            Washington Mutual, Inc.

                          [LOGO]  Merger With  [LOGO]

                      Great Western Financial Corporation

                          HIGH GROWTH CONSUMER BANKING

                                   March 1997

FORWARD-LOOKING INFORMATION
--------------------------------------------------------------------------------

This presentation contains estimates of future operating results for 1997, 1998 and 1999 for both Washington Mutual, Inc. and Great Western Financial Corporation on a stand-alone and pro forma combined basis, as well as estimates of financial condition, operating efficiencies and revenue creation on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in WAMU's Current Report on Form 8-K dated March 6, 1997, and its Registration Statement on Form S-4, Registration No. 333-23221, as filed with the Securities and Exchange Commission, to which reference is hereby made.

--------------------------------------------------------------------------------
[LOGO] WASHINGTON MUTUAL                    2               GREAT WESTERN [LOGO]

Transaction Summary
--------------------------------------------------------------------------------
        Fixed Exchange Ratio:           0.9x

        Implied Value Per GWF Share:    $47.93(a)

        Caps/Collars:                   None

        Consideration:                  100% common stock

        Accounting/Tax Treatment:       Pooling of interests/Tax-free exchange

        Assumed Closing:                3rd Quarter 1997

        Board Composition:              Four GWF Directors to join WAMU Board

        Termination Fee:                Up to $175 million plus expenses

(a) Based on WAMU closing stock price of $53.25 on 3/5/97, the day prior to the announcement. Implied value is $45.34 based on WAMU closing stock price of $50.375 on 3/14/97
--------------------------------------------------------------------------------
[LOGO] WASHINGTON MUTUAL               3                    GREAT WESTERN [LOGO]

Combination Creates Strength and Scale
--------------------------------------------------------------------------------
($ in billions)

                                                     At 12/31/96
                                        --------------------------------------
                                          WAMU           GWF          Combined
                                        --------       --------       --------

Assets                                    $44.6         $42.9           $87.0

Deposits                                  $24.1         $28.6           $52.7

Market Capitalization at 3/5/97           $ 6.3         $ 6.2           $12.9

Banking and Lending Offices                 557           571           1,028

Consumer Finance Offices                     --           502             502

Households (mm)                             1.4           2.7             4.1

Mutual Funds Under Management             $ 1.4         $ 3.4           $ 4.8

1996 Single Family Mortgage
  Originations                            $10.0         $ 6.1           $16.1

1996 Total Loan Originations              $13.5         $ 8.5           $22.1
--------------------------------------------------------------------------------
[LOGO] WASHINGTON MUTUAL               4                    GREAT WESTERN [LOGO]

BENEFITS OF THE TRANSACTION
--------------------------------------------------------------------------------
PREMIER CONSUMER BANKING FRANCHISE
- Geographically diversified West Coast powerhouse
- National mortgage and consumer finance franchises

CREATES SHAREHOLDER VALUE
- Accelerates earnings growth prospects
- Strong, low risk balance sheet

LOW RISK EXECUTION
- Strong management team with proven track record
- Thorough due diligence and business plan formulation
--------------------------------------------------------------------------------
[LOGO] WASHINGTON MUTUAL                 5                  GREAT WESTERN [LOGO]

--------------------------------------------------------------------------------


                                PREMIER CONSUMER
                               BANKING FRANCHISE


--------------------------------------------------------------------------------
[LOGO] WASHINGTON MUTUAL                                    GREAT WESTERN [LOGO]

STRONG WEST COAST AND FLORIDA FRANCHISES
--------------------------------------------------------------------------------


[MAPS OF THE WESTERN UNITED STATES AND FLORIDA SHOWING BRANCH LOCATIONS]



                        Deposits        Banking         Deposit
   State                ($B)(a)         Locations       Share           Rank
------------            --------        ---------       -------         ----
California              $34.6           562              9.2%            3
Washington                8.1           189             15.4%            2
Oregon                    2.8           135             10.0%            3
Florida                   7.1           140              4.0%            5
Other States              0.6            20              NA             NA




Source: SNL Securities
(a) June 30, 1996 deposit data updated for announced acquisitions through February 26, 1997
--------------------------------------------------------------------------------
[LOGO] WASHINGTON MUTUAL                 7                  GREAT WESTERN [LOGO]

NATIONAL CONSUMER ORIGINATION FRANCHISE
--------------------------------------------------------------------------------


[MAP OF THE UNITED STATES SHOWING MORTGAGE LOAN OFFICES
 AND CONSUMER FINANCE LOCATIONS]


                        Mortgage        Consumer
                        Loan            Finance
   State                Offices         Locations
------------            --------        ---------
California              107              28
Washington               30               0
Oregon                   13               0
Florida                  20              35
Other States            123             439
                        ---             ---
  Total                 293             502
                        ===             ===


Great Western:
Black Box     - Aristar
Black Star    - Wholesale Mortgage
Outlined Box  - Retail Mortgage

Washington Mutual:
Bullet - Mortgage Loan Offices
--------------------------------------------------------------------------------
[LOGO] WASHINGTON MUTUAL                 8                  GREAT WESTERN [LOGO]

SINGLE FAMILY MORTGAGE LENDING LEADERSHIP
-------------------------------------------------------------------------------

         CALIFORNIA(a)

[BAR GRAPH]

BAC..........................8.8%
WAMU/GWF.....................6.7%   (WAMU = 4.8%, GWF = 1.9%)
GDW..........................3.0%
NOB..........................2.8%
AHM..........................2.7%

           WASHINGTON(b)

[BAR GRAPH]

WAMU/GWF....................16.5%  (WAMU = 14.6%, GWF = 1.9%)
NOB......................... 6.5%
BAC......................... 4.0%
MEL......................... 2.0%
CCR......................... 1.9%

(a) Source: TRW Redi for year ended 12/31/96
(b) Source: RMS Information Services for year ended 12/31/96

-------------------------------------------------------------------------------
[LOGO]  WASHINGTON MUTUAL              9                   GREAT WESTERN [LOGO]

SINGLE FAMILY MORTGAGE LENDING LEADERSHIP
-------------------------------------------------------------------------------

             OREGON(a)

[BAR GRAPH]

WAMU/GWF.....................11.4%   (WAMU=10.1%, GWF=1.3%)
NOB.......................... 5.9%
BAC.......................... 4.7%
MEL.......................... 3.2%
Premier Mortgage............. 2.5%

           WEST COAST ORIGINATIONS ($ B)(b)

[BAR GRAPH]

WAMU/GWF.....................$11.8   (WAMU=$9.1, GWF=$2.7)
BAC..........................$11.4
NOB..........................$ 4.9
GDW..........................$ 3.6
AHM..........................$ 3.2

(a) Source: RMS Information Services for year ended 12/31/96
(b) Source: RMS Information Services and TRW Redi for year ended 12/31/96

-------------------------------------------------------------------------------
[LOGO]  WASHINGTON MUTUAL              10                  GREAT WESTERN [LOGO]

STRONG BUSINESS LINE FIT
-------------------------------------------------------------------------------

-- CONSUMER LOAN PRODUCTS
   - Home Equity               [WASHINGTON MUTUAL LOGO]
   - Consumer Finance                                    [GREAT WESTERN LOGO]
   - Manufactured Housing      [WASHINGTON MUTUAL LOGO]
   - Auto/Other                [WASHINGTON MUTUAL LOGO]

-- NON-BANKING SERVICES
   - Mutual Funds              [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]
   - Annuities                 [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]
   - Securities Brokerage      [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]
   - Credit Insurance          [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]

-- BUSINESS BANKING PRODUCTS
   - Small Business Lending                              [GREAT WESTERN LOGO]
   - Business Checking                                   [GREAT WESTERN LOGO]
   - Community Banking         [WASHINGTON MUTUAL LOGO]

-- RETAIL BANKING PRODUCTS
   - Transaction Accounts      [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]
   - Certificates/Savings      [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]

-- MORTGAGE LENDING
   - Single Family             [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]
   - Residential Construction  [WASHINGTON MUTUAL LOGO]
   - Multi-Family              [WASHINGTON MUTUAL LOGO]
-------------------------------------------------------------------------------
[LOGO]  WASHINGTON MUTUAL              11                  GREAT WESTERN [LOGO]

------------------------------------------------------------------------------



                              Washington Mutual's
                                  Positioning




-------------------------------------------------------------------------------
[LOGO]  Washington Mutual                                 GREAT WESTERN [LOGO]

                      Acquisitions Have Created a Strong,
                            Super-Regional Franchise

-------------------------------------------------------------------------------



                       [MAP OF THE WESTERN UNITED STATES]

                                    1987(a)

                        Assets                 $5.7B
                        Loans                   3.0B
                        Deposits                3.5B
                        Equity                316.9mm
                        Stock Price             6.28
                        Market Capitalization 390.0mm

                       [MAP THE OF WESTERN UNITED STATES]



                                    1996(a)

                        Assets                $44.6B
                        Loans                  30.3B
                        Deposits                2.1B
                        Equity                  2.4B
                        Stock Price            43.31
                        Market Capitalization   5.1B

(a) As of and for the latest twelve months ended 12/31/87 and 12/31/96

-------------------------------------------------------------------------------
[LOGO]  Washington Mutual                                 GREAT WESTERN [LOGO]

AMERICAN INTEGRATION IS WELL UNDERWAY
--------------------------------------------------------------------------------

-    Closed transaction on time

-    Integration on schedule

-    Effectively capitalizing on product opportunities with ASB customers

-    Consumer banking strategy showing clear signs of success
     - 15,000 net new checking accounts opened in first two months of 1997, compared to a net loss of accounts in the first two months of 1996
     -    Majority of checking accounts opened represented new households

-    Strengthening of senior and middle management

--------------------------------------------------------------------------------
[LOGO] WASHINGTON MUTUAL               14                   GREAT WESTERN [LOGO]

FRANCHISE POTENTIAL OF AMERICAN
------------------------------------------------------------------------------
($ in millions)

                                  [BAR GRAPH]

                                Consumer Lending
                              (CAGRS: 7.3% - 2.4%)
                                      WAMU    WAMU & American
                                      ----    ---------------
                          1993       $  957       $  980
                          1994       $  998       $1,054
                          1995       $  968       $  997
                          1996       $1,268       $1,289

                              Depositor Fee Income
                             (CAGRs: 52.4%, 10.4%)
                                      WAMU     WAMU & American
                                      ----     ---------------
                          1993         $22         $ 40
                          1994         $29         $ 45
                          1995         $58         $ 79
                          1996         $79         $103

-------------------------------------------------------------------------------
[LOGO WASHINGTON MUTUAL]               15                  [LOGO GREAT WESTERN]

FRANCHISE POTENTIAL OF AMERICAN
------------------------------------------------------------------------------
(in thousands)

                                  [BAR GRAPH]

                            Retail Checking Accounts
                              (CAGRS: 22.6%, 2.3%)
                                      WAMU  WAMU & American
                                      ----  ---------------
                          1993        330       569
                          1994        394       611
                          1995        489       744
                          1996        608       864

                               Households Served
                              (CAGRs: 10.0%, 2.7%)
                                      WAMU  WAMU & American
                                      ----  ---------------
                          1993        623      1,170
                          1994        653      1,197
                          1995        737      1,323
                          1996        830      1,423

-------------------------------------------------------------------------------
[LOGO WASHINGTON MUTUAL]               16                  [LOGO GREAT WESTERN]

STOCK MARKET OUTPERFORMANCE
-------------------------------------------------------------------------------
4/1/90 - 12/31/96 COMPARATIVE RETURN(a)

                                  [BAR GRAPH]

                              WAMU ......... 34.0%
                              NOB .......... 28.5%
                              CCI .......... 28.4%
                              WFC .......... 26.2%
                              BAC .......... 24.5%
                              KEY .......... 23.8%
                              USBC ......... 21.5%
                              NB ........... 18.8%
                              ONE .......... 18.6%
                              S&P .......... 15.5%
                              AHM .......... 14.7%
                              GWF .......... 14.2%
                              GDW .......... 14.0%
                              WFSL ......... 13.9%

Source: Bloomberg
(a) Total return assumes reinvestment of dividends
-------------------------------------------------------------------------------
[LOGO WASHINGTON MUTUAL]               17                  [LOGO GREAT WESTERN]

--------------------------------------------------------------------------------



                                    CREATES

                               SHAREHOLDER VALUE



--------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                                    [GREAT WESTERN LOGO]

TESTED ASSUMPTIONS -- ATTRACTIVE RETURNS
-------------------------------------------------------------------------------

          Assumptions                                        Results
------------------------------                   ------------------------------

- Cost savings of $340                          - Double digit accretion
  million in 1999                                 in 1999

- Fee income synergies                          - Maintains solid capital
                                                  levels and flexibility

- Substantial capital buildup     [ARROW]       - Strong NPA, loss reserve
  supports increased loan                         ratios
  retention

- $343 million pre-tax                          - Strong operating
  restructuring charge                            fundamentals

- $100 million addition to                      - Accelerates achievement
  loan loss reserves                              of WAMU's 5-year plan

-------------------------------------------------------------------------------

[WASHINGTON MUTUAL LOGO]                 19                [GREAT WESTERN LOGO]

EPS ACCRETION BASED ON DUE
DILIGENCED ASSUMPTIONS
--------------------------------------------------------------------------------

($ in millions, except per share data)          1997P      1998P      1999P
                                                -----      -----      -----
WAMU Estimated Net Income(a)                     $471       $556       $623
GWF Estimated Net Income(a)                       397        434        470
                                                -----     ------     ------
  Total Estimated Net Income                      868        990      1,093
  Net Income Available to Common                  847        987      1,093
Cost Savings                                        9        125        204
Fee Income Increases                                0         36         53
Incremental Net Interest Income                     0         68        148
                                                -----     ------     ------
  Estimated Combined Net Income                  $856     $1,216     $1,497
                                                =====     ======     ======
Stand Alone EPS                                 $3.84      $4.58      $5.13
Estimated Combined EPS(b)                                  $4.81      $5.90
  % Accretion to First Call                                 5.0%       15.0%
  % EPS Growth                                             25.3%       22.7%

(a) First Call estimates for 1997 and 1998 before preferred dividends. 1999 estimates based on IBES growth rate of 12% and 10.5% for WAMU and GWF.
(b) Based on 252.1mm pro forma shares outstanding in 1997, 253.1mm in 1998, and 253.8mm in 1999. EPS figures include 9.1mm GWF option shares. EPS accretion using option shares under the treasury stock method would be 6.3% and 16.6% in 1998 and 1999.
-------------------------------------------------------------------------------
[LOGO WASHINGTON MUTUAL]               20                  [LOGO GREAT WESTERN]

COST SAVINGS BREAKDOWN
--------------------------------------------------------------------------------

($ in millions)                              1998                    1999
                                      ------------------      ------------------
                                               % of GWF                % of GWF
                                      Amount  Op. Exp(a)      Amount  Op. Exp(a)
                                      ------  ----------      ------  ----------
Administration/Finance                  $52      41%            $65      51%
Lending                                  15      11              69      49
Corporate Operations                     56      25              96      43
Retail Banking                           77      21              99      27
Subsidiaries                              8       5              11       7
                                       ----                    ----
  Total Pretax Cost Savings            $208                    $340
  Aftertax Cost Savings                $125                    $204
Pretax Cost Savings as a % of:
  GWF Net Operating Expenses(b)              23%                     38%
  Combined 1997 G&A(c)                       13%                     21%

(a) Based on GWF budgeted 1997 gross operating expenses
(b) Net operating expenses are net of loan origination costs which are deferred and amortized over the life of the loans and various reimbursable costs
(c) 1997 G&A net expense base of $900mm for GWF and $745mm for WAMU based on sampling of analyst reports
-------------------------------------------------------------------------------
[LOGO WASHINGTON MUTUAL]               21                  [LOGO GREAT WESTERN]

COST SAVINGS DETAIL
--------------------------------------------------------------------------------
($ in millions)

                                                                           1999
                                                                          Savings
                                                                          -------
CORPORATE ADMINISTRATION/FINANCE

-   Consolidation of duplicate functions/premises
    -    Corporate properties                                               $16
    -    Executive management                                                 7
    -    Corporate administrative staff                                      42
                                                                            ---
                                                                            $65
                                                                            ===

LENDING

-   Loan office closures (approximately 100) and alignment of GWF's
    loan origination cost structure with WAMU's                             $52

-   Reduced servicing cost per loan                                          17
                                                                            ---
                                                                            $69
                                                                            ===

--------------------------------------------------------------------------------
[LOGO]WASHINGTON MUTUAL                          22          [LOGO]GREAT WESTERN

--------------------------------------------------------------------------------
($ in millions)

                                                                           1999
                                                                          Savings
                                                                          -------

CORPORATE OPERATIONS
-    Consolidation and implementation of WAMU technology platform           $50
-    Align GWF's cost of branch operations/economies of scale                26
-    Lower loan origination support and credit administration costs          20
                                                                            ---
                                                                            $96
                                                                            ===

CORPORATE MARKETING/RETAIL BANK
-    Retail branch consolidation (approximately 100)                        $50
-    Advertising synergies                                                   25
-    Duplicate staff functions                                               24
                                                                            ---
                                                                            $99
                                                                            ===

--------------------------------------------------------------------------------
[LOGO]WASHINGTON MUTUAL                          23         [LOGO]GREAT WESTERN

TRANSACTION-RELATED CHARGES
FACILITATE COST SAVINGS
-------------------------------------------------------------------------------

($ in millions)

                Additional Loan Loss Reserves           $100

                Severance and Management Payments        145

                Facilities and Equipment                 106

                Other Expenses                            92
                                                        ----
                  Total Expenses                        $443

                Tax Effect                              (125)
                                                        ----
                  Aftertax Expenses                     $318
                                                        ====
-------------------------------------------------------------------------------

[LOGO WASHINGTON MUTUAL]               24                  [LOGO GREAT WESTERN]

CONFIDENCE IN EXECUTION
--------------------------------------------------------------------------------

/ /     Unique experience as an acquiror

/ /     Integration plan is underway

/ /     Deposit/mortgage lending systems are the same

/ /     Network infrastructure is the same

/ /     WAMU partnerships with:
        o       IBM
        o       EDS
        o       ALLTEL

/ /     Track record of integrating within 6 months of close
-------------------------------------------------------------------------------
[LOGO WASHINGTON MUTUAL]               25                  [LOGO GREAT WESTERN]

WAMU'S COST SAVINGS ARE DUE DILIGENCED --
AHMANSON'S ARE AGGRESSIVE
--------------------------------------------------------------------------------

($ in millions)


                                AHM             WAMU            AHM
                             PROJECTED        PROJECTED      EXCESS OVER
                             SAVINGS(a)       SAVINGS(b)        WAMU
                             ----------       ----------     -----------

Administration/Operations       $167             $161             $ 6

Lending/Servicing                 81               69              12

Retail Banking                   144               99              45

Subsidiaries                      12               11               1
                                ----             ----             ---

        Total                   $404             $340             $64



(a) From February 18, 1997 analyst presentation
(b) From Form S-4 filed on March 13, 1997
--------------------------------------------------------------------------------

[LOGO]  WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]

FEE INCOME OPPORTUNITIES --
"LOW HANGING FRUIT"
--------------------------------------------------------------------------------

($ in millions)



                                                        1998            1999
                                                        ----            ----
Retail Banking Fees:

  Checking fee parity with WAMU fees
        (existing accounts)                             $13             $13

  Implementation of WAMU free checking
        (new accounts) and cross-selling
        of related products                              30              52

  Improved sales/fees in financial
        services subsidiaries                            13              16

  Enhanced fees from expanded loan production             4               7
                                                        ---             ---

                Total Pretax                            $60             $88

                Total Aftertax                          $36             $53

--------------------------------------------------------------------------------

[LOGO] WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]

INCREMENTAL NET INTEREST INCOME BASED ON
STRONG LOAN VOLUME AND HISTORICAL SPREADS
--------------------------------------------------------------------------------

($ in millions)


                                        1997P           1998P           1999P
                                        -----           -----           -----

Combined Incremental Assets
  Above Street Expectations             $3,100          $7,400          $ 7,600

Cumulative Average Assets                               $6,800          $14,300

Pretax Margin(a)                                          1.66%            1.72%
                                                        ------          -------

Incremental Net Interest Income                         $  113          $   246

Aftertax Incremental Net Interest
  Income                                                $   68         $    148


(a) Net of estimated provision for loan losses and associated operating expenses. Equivalent pretax interest spread estimated to be approximately 150bps
--------------------------------------------------------------------------------

[LOGO] WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]

STRONG CAPITAL GENERATION AND GROWTH POTENTIAL
--------------------------------------------------------------------------------

($ in millions)


                                12/31/96        1997P       1998P       1999P
                                --------        -----       -----       -----
Beginning Combined Common
  Equity                                       $4,710      $5,026      $5,926

Pro Forma Net Income                              856       1,216       1,497

Aftertax Restructuring Charge                    (318)         --          --

Common Dividends @ 26% Payout                    (223)       (316)       (389)
                                ------         ------      ------      ------

  Ending Combined Common
    Equity                      $4,710         $5,026      $5,926      $7,034
                                ======         ======      ======      ======

Common Equity/Total Assets
  Assuming the Following
  Asset Growth Rates(a):  8%                     5.32%       5.81%       6.39%
                         10%                     5.23        5.60        6.04
                         12%                     5.13        5.40        5.73
                         14%                     5.04        5.22        5.43



(a) Annual growth from 12/31/96 pro forma total assets of $87.4 billion.

--------------------------------------------------------------------------------

[LOGO] WASHINGTON MUTUAL                                   GREAT WESTERN [LOGO]

Projected Excess Capital Analysis
--------------------------------------------------------------------------------
($ in millions)

                                1997P           1998P           1999P
                                -----           -----           -----
Excess Common Equity Above
5% Common Equity/Assets Ratio
Assuming the Following Asset
Growth Rates:           8%      $305            $827            $1,527
                       10%       217             636             1,215
                       12%       130             442               892
                       14%        42             245               557

(a) Annual growth from 12/31/96 pro forma total assets of $87.4 billion
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                30                  GREAT WESTERN [LOGO]

Strong Historical Total Loan Originations
--------------------------------------------------------------------------------
($ in billions)

                                   WAMU & GWF
                                  [BAR GRAPH]

                                      WAMU &               WAMU & GWF
                WAMU        GWF        GWF            Paydowns/Prepayments
                ----       -----      ------          --------------------
1994..........   9.3       $10.3      $19.6                  $10.0
1995..........   9.4         9.7       19.1                    8.6
1996..........  13.6         8.5       22.1                   11.4

                                      AHM
                                  [BAR GRAPH]


                 AHM
                -----
1994..........  $10.3
1995..........    6.4
1996..........    5.5

--------------------------------------------------------------------------------
[LOGO] Washington Mutual                31                  GREAT WESTERN [LOGO]

Historical Net Loan Originations vs.
Projected GWF Asset Growth
--------------------------------------------------------------------------------
($ in billions)

                              Net Originations(a)
                                  [BAR GRAPH]

                                               WAMU &
                WAMU            GWF             GWF
                ----            ----           ------
1994..........  $5.6            $3.1            $8.7
1995..........   6.5             3.4             9.9
1996..........   9.2             0.9            10.1

                        Incremental GWF Asset Growth(b)
                                  [BAR GRAPH]


                GWF
                ----
1997P.........  $3.1
1998P.........   7.4
1999P.........   7.6

(a) Total originations net of prepayments and paydowns excluding loan sales
(b) From Form S-4 filed on March 13, 1997
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                32                  GREAT WESTERN [LOGO]

1996 WAMU/ASB Loan Spreads
----------------------------------------------------------------------------

                                        % of            Net Spread to
                                   Resi/Consumer          Wholesale
                                    Production        Matched Funding(a)
                                   -------------      ------------------
Residential Mortgage
        Fixed Rate                      26%                  1.15%
        COFI ARM's                      32                   1.35
        Treasury ARM's                  21                   1.71
        Multifamily                      4                   2.57
        Construction - Custom            6                   1.91
        Construction - Spec.             3                   2.90

Consumer
        Home Equity                      4                   2.48%
        Mfd Housing                      3                   1.61
        Other                            2                   3.24
                                       ---
          Total                        100%                  1.59%(b)


(a) Net spread after deducting origination, servicing and credit costs
(b) Equivalent margin estimated to be 15-30 bps higher depending on capital allocation
----------------------------------------------------------------------------
[LOGO]  Washington Mutual                               GREAT WESTERN [LOGO]

Strong Asset Quality and Reserves
----------------------------------------------------------------------------
($ in millions)



                                         At December 31, 1996
                        ---------------------------------------------------------
                        WAMU            GWF             Adjustments     Pro Forma       5-Year Goal
                        ----            ---             -----------     ---------       -----------

Non-Performing          $226            $352                -             $578
Loans

Real Estate Owned        103             120                -              223
                        ----            ----                              ----
    NPAs                $329            $472                -             $801
                        ====            ====                              ====

NPAs/Assets             0.74%           1.10%               -             0.92%         <1.00%

Loan Loss Reserves      $363            $314              $100            $777

Reserves/NPLs            161%             89%               -              134%          >100%

-------------------------------------------------------------------------------------------------------
[LOGO] Washington Mutual                                                        GREAT WESTERN [LOGO]


-----------------------------------------------------------------------------


                             A Superior Alternative



-----------------------------------------------------------------------------
[LOGO]  Washington Mutual                                GREAT WESTERN [LOGO]

-----------------------------------------------------------------------------


                             Ahmanson's Projections
                             Are Overly-Aggressive


------------------------------------------------------------------------------
[LOGO] Washington Mutual                                GREAT WESTERN [LOGO]

AHMANSON'S PROJECTIONS ARE OVERLY-AGGRESSIVE
--------------------------------------------------------------------------------

-    Aggressive leverage driven by $2+ billion in share repurchases through 1999

     -    Ahmanson proposal is really an LBO of Great Western

     - GWF's and WAMU's pro forma projections are based on capital ratios nearly 50% higher than Ahmanson's

     - Ahmanson is presently, and under its pro forma projections would be, among the worst-capitalized thrifts in the nation

- Ahmanson assumes an unreasonably low repurchase price for the $2 billion in projected share repurchases

     - Ahmanson's numbers require an average share repurchase price of about $37 per share through 1998 and imply a 10 percent stock price increase through 1999

--------------------------------------------------------------------------------
[LOGO]WASHINGTON MUTUAL                    37                GREAT WESTERN[LOGO]

SIGNIFICANTLY MORE LEVERAGE THAN WAMU
-------------------------------------------------------------------------------
($ in millions)

                                                                                                   At December 31,
                                                                                   ------------------------------------------------
                                                            Initial Balance
                                                                Sheet(a)                1997E           1998E           1999E
                                                           -----------------       --------------   --------------   -------------
[WASHINGTON MUTUAL CAPITAL -- "PRUDENT LEVERAGE"(b)]
        Tangible Assets(c)                                      $87,007(d)              $95,220         $104,742        $115,216
        Tangible Common Equity                                    4,291                   4,671            5,636           6,810

        Tangible Common /Tangible Assets                           4.93%                   4.91%            5.38%           5.91%

AHMANSON CAPITAL -- "A LEVERAGED BUYOUT"(e)
        Tangible Assets(f)                                      $92,783                 $93,711         $ 97,459        $101,358
        Tangible Common Equity                                    3,570                   3,570            3,570           3,570

        Tangible Common/Tangible Assets                            3.85%                   3.81%            3.66%           3.52%

        Ahmanson Tangible Equity Required to
                Equal Washington Mutual's Ratio                 $ 4,575                 $ 4,597         $  5,244        $  5,991

        Change from Ahmanson's Base                               1,005                   1,027            1,674           2,421

(a) Data for Washington Mutual is pro forma at December 31, 1996. Data for Ahmanson is projected pro forma at September 30, 1997 (assumed closing date).
(b) Based on data presented in or underlying Washington Mutual's S-4 Registration Statement dated March 13, 1997 and March 6, 1997 analyst presentation.
(c) Assumes 10% annual growth rate, for illustrative purposes.
(d) As shown in Washington Mutual's S-4 registration statement dated March 13, 1997, grossed up for $443 million pre-tax restructuring reserve.
(e) Based on data presented at Ahmanson's February 18, 1997 analyst presentation.
(f) Assumes 4% annual growth rate for illustrative purposes.
-------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                  38               [GREAT WESTERN LOGO]

UNREALISTICALLY LOW SHARE REPURCHASE PRICE
-------------------------------------------------------------------------------
($ in millions, except per share amounts)

                                              1997E       1998E        1999E
                                           ----------   ----------   ----------
Cash Generated to Buy Back Common(a)         $  258      $  866       $  916

Average Shares Outstanding (millions)(a)      147.8       241.2        219.6

Implied # Shares Repurchased (millions)(b)      7.5        22.9         20.3

Implied Repurchase Price(c)                  $34.47      $37.79       $45.16
    Current Year P/E Multiple (d)              12.2x       11.4x        11.0x

(a) From Ahmanson's analyst presentation dated February 18, 1997.
(b) Number of shares that must be repurchased in order to match Ahmanson's projected average share amount. See Appendix for further details.
(c) "Cash Generated to Buy Back Common" divided by "Implied # Shares
    Repurchased".
(d) Based on market data as of February 14, 1997, Ahmanson's 1996 P/E ratio is
    17.5 x (based on recurring EPS of $2.31) and its 1997E P/E ratio is 13.7x (based on First Call EPS of $2.96).
-------------------------------------------------------------------------------

[WASHINGTON MUTUAL LOGO]                                   [GREAT WESTERN LOGO]

THE AHMANSON OFFER IS DILUTIVE THROUGH 1999
-------------------------------------------------------------------------------
($ in millions, except per share amounts)

                                                              Ahmanson's Assumptions(a)    Reasonable Assumptions(b)
                                                              -------------------------    -------------------------
                                                                 1998E         1999E          1998E         1999E
                                                              ----------     ----------    ----------     ----------

Pro Forma Net Income                                            $ 800         $ 899          $ 849         $ 973

Average Shares (millions)                                       241.2         219.6          276.1         270.8

Tangible Common Equity/Tangible Assets                           3.66%         3.52%          5.38%         5.91%

Ahmanson Stand-Alone EPS                                        $3.42         $3.76          $3.42         $3.76
Pro Forma EPS                                                    3.32          4.10           3.07          3.59

    Accretion/(Dilution)                                          (3)%            9%           (10)%          (4)%

Ahmanson Stand-Alone Cash EPS                                   $3.58          $3.94          $3.58        $3.94
Pro Forma Cash EPS                                               4.10           4.95           3.75         4.29

    Accretion/(Dilution)                                           15%            26%             5%           9%

(a) Based on data from Ahmanson's February 18, 1997 analyst presentation.
(b) Share repurchases made at a reasonable price (14.5 x current year EPS). Tangible common equity ratio equal to Washington Mutual's pro forma ratio. See appendix for further details.
-------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                 40                [GREAT WESTERN LOGO]

--------------------------------------------------------------------------------



                                  The WAMU/GWF

                                 Combination Is

                             Significantly Stronger


--------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                                   [GREAT WESTERN LOGO]

Stronger Capital/Asset Quality -
Long Term Drag on AHM Earnings
--------------------------------------------------------------------------------

                                                WAMU/GWF                AHM/GWF
                                                 Merger                 Proposal
--------------------------------------------------------------------------------
Tangible Common Equity to Assets                4.59%(a)                3.85%(b)

Intangibles to Total Equity                        9 (a)                  51 (b)


NPA's to Assets(c)                              0.92%                   1.55%

Reserves to NPL's(c)                             134 (d)                  62

High Risk Real Estate Loans to Loans(e)           11                      22


Tangible Common Equity to Assets
  With Equal Reserve to NPL Coverage            4.59%(a)                3.33%(b)

------------
(a) At December 31, 1996. Reflects $318 million in after-tax restructuring charges.
(b) Projected at September 30, 1997E based on Ahmanson's February 18, 1997 analyst presentation. Reflects $325 million in pre-tax restructuring charges.
(c)  At December 31, 1996.
(d)  Reflects $100 million increase in loan loss reserves.
(e) At September 30, 1996 for Ahmanson and Great Western; at December 31, 1996 for Washington Mutual. Includes construction, multi-family, commercial real estate and land loans.
--------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                42                  [GREAT WESTERN LOGO]

Better Operating Performance(a)
--------------------------------------------------------------------------------
($ in millions)

                                              WAMU/GWF                AHM/GWF
                                               Merger                 Proposal
--------------------------------------------------------------------------------
Net Income                                    $1,497                  $  899
Cash Flow                                      1,556                   1,087

Return on Assets                                1.35%(b)                0.90%(c)
Return on Common Equity                         23.1                    11.8

Cash Return on Tangible Common                  25.1%                   28.0%
Cash Return on Tangible Common -
  Equal Leverage(d)                             25.1%                   20.7%


(a) Results are for 1999 as presented in Washington Mutual's S-4 registration statement dated March 13, 1997 and Ahmanson's February 18, 1997 analyst presentation.
(b)  Assumes 10% asset growth rate, for illustrative purposes.
(c)  Assumes 4% asset growth rate, for illustrative purposes.
(d) Assumes Ahmanson's tangible common equity to tangible assets ratio increases to 5.91% (equal to Washington Mutual's) in 1999.
--------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                43                  [GREAT WESTERN LOGO]

                     FASTER PROJECTED PRO FORMA EPS GROWTH
-------------------------------------------------------------------------------

                                  [Bar Graph]

                                    WAMU/GWF
                                                             Accretion/
                                   CAGR = 32%         EPS    (Dilution)
                                                     -----   -----
                      1997E..........................$3.40
                      1998E..........................$4.81     5%
                      1999E..........................$5.90    15%



                                  [Bar Graph]

                              AHM/GWF -- Ahmanson
                                  Assumptions


                                   CAGR = 20%
                                                             Accretion/
                                                      EPS    (Dilution)
                                                     -----   -----
                      1997E..........................$2.84
                      1998E..........................$3.32    (3)%
                      1999E..........................$4.10     9 %




                                  [Bar Graph]

                             AHM/GWF -- Reasonable
                                Assumptions (a)

                                   CAGR = 17%
                                                             Accretion/
                                                      EPS    (Dilution)
                                                     -----   -----
                      1997E..........................$2.63
                      1998E..........................$3.07   (10)%
                      1999E..........................$3.59    (4)%



(a) Adjusted to reflect realistic share repurchase prices and leverage consistent with Washington Mutual. See appendix for further details.

-------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                                    [GREAT WESTERN LOGO]

            FASTER PROJECTED GROWTH IN TANGIBLE BOOK VALUE PER SHARE
-------------------------------------------------------------------------------

                                  [Bar Graph]

                                    WAMU/GWF

                                   CAGR = 16%

                      1996...........................$18.17
                      1997E..........................$19.28
                      1998E..........................$23.27
                      1999E..........................$28.11




                                  [Bar Graph]

                              AHM/GWF -- Ahmanson
                                  Assumptions


                                   CAGR = 4%

                      1996...........................$16.07
                      1997E..........................$14.88
                      1998E..........................$16.45
                      1999E..........................$18.21




                                  [Bar Graph]

                             AHM/GWF -- Reasonable
                                Assumptions (a)

                                   CAGR = 13%

                      1996...........................$16.07
                      1997E..........................$17.28
                      1998E..........................$20.17
                      1999E..........................$23.49


(a) Adjusted to reflect realistic share repurchase prices and leverage consistent with Washington Mutual. See appendix for further details.

-------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                                    [GREAT WESTERN LOGO]

                        AHMANSON TRANSACTION IS DILUTIVE
                                AT HIGHER PRICES
-------------------------------------------------------------------------------

AHMANSON ASSUMPTIONS

                                                               Exchange Ratio
                                                 ---------------------------------------------
                                                  1.05x          1.15x       1.20x      1.25x
                                                 ------         ------      ------      ------
1999E PRO FORMA: (a)

Income to Common Before Intang. Amortization     $1,087         $1,087      $1,087      $1,087
Amortization of Intangibles (b)                    (188)          (210)       (221)       (233)
                                                 ------         ------      ------      ------
  Adjusted Net Income to Common                     899            877         866         854

Average Shares                                    219.6          233.4       240.3       247.2

Reported Earnings Per Share                       $4.10          $3.76       $3.60       $3.46
Cash Earnings Per Share                           $4.95          $4.66       $4.52       $4.40

Accretion/(Dilution) Reported EPS                     9%             0%         -4%         -8%
Accretion/(Dilution) Cash EPS                        26%            19%         15%         12%

------------
(a) Based on data presented in Ahmanson's February 18, 1997, analyst presentation.

(b) Based on Ahmanson's price on February 14, 1997 of $40.50.

-------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]            46                      [GREAT WESTERN LOGO]

AHMANSON TRANSACTION IS DILUTIVE AT HIGHER EXCHANGE RATIOS
--------------------------------------------------------------------------------

REASONABLE ASSUMPTIONS

                                                        Exchange Ratio
                                              ---------------------------------
                                               1.05x    1.15x    1.20x    1.25x
                                              ------   ------   ------   ------
1999E PRO FORMA:(a)
Income to Common Before Intang. Amortization  $1,087   $1,087   $1,087   $1,087
Earnings on Incremental Capital(a)                74       74       74       74
Amortization of Intangibles(b)                  (188)    (210)    (221)    (233)
                                              ------   ------   ------   ------
  Adjusted Net Income to Common                  973      950      939      928

Average Shares                                 271.0    284.8    291.7    298.6

Reported Earnings Per Share                    $3.59    $3.34    $3.22    $3.11
Cash Earnings Per Share                        $4.28    $4.07    $3.98    $3.89

Accretion/(Dilution) Reported EPS                -4%     -11%     -14%     -17%
Accretion/(Dilution) Cash EPS                     9%       4%       1%      -1%

(a) Assumes a 6% earnings rate on incremental capital and a tax rate of 40%.
(b) Based on Ahmanson's price on February 14, 1997, of $40.50.

--------------------------------------------------------------------------------
[LOGO]  Washington Mutual              47                  GREAT WESTERN [LOGO]

--------------------------------------------------------------------------------

                              THE WAMU TRANSACTION
                                IS THE BEST FOR
                                GWF SHAREHOLDERS

--------------------------------------------------------------------------------

[LOGO]  Washington Mutual                                  GREAT WESTERN [LOGO]

EPS PER GWF SHARE
--------------------------------------------------------------------------------

                                                          AHM/GWF Proposal --
                                    GWF      WAMU/    --------------------------
                                  Stand-      GWF       Ahmanson      Reasonable
                                   Alone    Merger    Assumptions    Assumptions
                                  ------    ------    -----------    -----------
Exchange Ratio                        --     0.90x        1.05x         1.05x

1998E GAAP EPS per GWF Share       $3.09     $4.33        $3.49         $3.22
  Percent Change(a)                            40%          13%            4%

1999E GAAP EPS per GWF Share       $3.40     $5.31        $4.31         $3.77
  Percent Change(a)                            56%          27%           11%

1998E Cash EPS per GWF Share       $3.35     $4.56        $4.31         $3.94
  Percent Change(a)                            36%          29%           18%

1999E Cash EPS per GWF Share       $3.66     $5.55        $5.21         $4.50
  Percent Change(a)                            51%          42%           23%

Source: Prospective buyers' respective presentations to analysts.
(a) Relative to First Call mean estimates for 1998. 1999 assumes 10% EPS growth over 1998 First Call mean estimate. Cash EPS figures add back intangible amortization.

--------------------------------------------------------------------------------
[LOGO]  Washington Mutual              49                  GREAT WESTERN [LOGO]

EPS PER GWF SHARE
--------------------------------------------------------------------------------

                                       GWF       WAMU/
                                      Stand-      GWF           AHM/GWF Proposal --
                                      Alone      Merger        Reasonable Assumptions
                                      -----      ------   -------------------------------
Exchange Ratio                                    0.90x    1.05x    1.15x    1.20x    1.25x

1998E GAAP EPS per GWF Share           $3.09     $4.33    $3.22    $3.28    $3.30    $3.31
  Percent Change(a)                                 40%       4%       6%       7%       7%

1999E GAAP EPS per GWF Share           $3.40     $5.31    $3.77    $3.84    $3.86    $3.88
  Percent Change(a)                                 56%      11%      13%      14%      14%

1998E Cash EPS per GWF Share           $3.35     $4.56    $3.94    $4.12    $4.19    $4.27
  Percent Change(a)                                 36%      18%      23%      25%      27%

1999E Cash EPS per GWF Share           $3.66     $5.55    $4.50    $4.69    $4.77    $4.86
  Percent Change(a)                                 51%      23%      28%      30%      33%


Source: Prospective buyers' respective presentations to analysts.

(a) Relative to First Call mean estimates for 1998. 1999 assumes 10% EPS growth over 1998 First Call mean estimate. Cash EPS figures add back intangible amortization.
--------------------------------------------------------------------------------

[WASHINGTON MUTUAL LOGO]                             [GREAT WESTERN LOGO]

--------------------------------------------------------------------------------



                             WAMU'S TRACK RECORD IS

                             SUPERIOR IN EVERY WAY




--------------------------------------------------------------------------------

[WASHINGTON MUTUAL LOGO]                            [GREAT WESTERN LOGO]

SENIOR MANAGEMENT WITH MORE EXPERIENCE
--------------------------------------------------------------------------------

Name                               Position                               Tenure
----                               --------                               ------
Washington Mutual

Kerry K. Killinger         Chairman, President & CEO                    21 years

S. Liane Wilson            EVP, Corporate Operations                    12 years

Lee D. Lannoye             EVP, Corporate Administration & Credit        9 years

Deanna Oppenheimer         EVP, Corporate Marketing & Consumer Bank
                              Distribution                              12 years

William A. Longbrake(a)    EVP & CFO                                    15 years

Craig E. Tall              EVP, Corporate Development & Commercial
                              Banking                                   12 years

H.F. Ahmanson
Charles R. Rinehart        Chairman & CEO                                8 years

Bruce G. Willison          President & COO                               1 year

Kevin M. Twomey            Senior EVP and CFO                            4 years

Anne-Drue M. Anderson      EVP, Treasurer                                4 years

Carl Forsythe              EVP, Director of Personal Financial
                              Services                                   1 year

Madeleine A. Kleiner       EVP, General Counsel & Secretary              2 years

E. Nancy Markle            EVP                                           3 years


(a) Includes time served as CFO of the FDIC from March, 1995 to September, 1996.

--------------------------------------------------------------------------------
[LOGO]WASHINGTON MUTUAL                    52                GREAT WESTERN[LOGO]

GREATER ACQUISITION EXPERIENCE
--------------------------------------------------------------------------------


                                                               AGGREGATE
ANNOUNCEMENT                                    TYPE OF      CONSIDERATION    CONSIDERATION/       TYPE OF         IN MARKET/
   DATE                  TARGET               ACQUISITION       ($MM)           MARKET CAP      CONSIDERATION   MARKET EXTENSION
------------             ------               -----------    -------------    --------------    -------------   ----------------
WASHINGTON MUTUAL(a)
  09/96                  United Western         Whole           $   80                  3%           Cash           In Market
  06/96                  Keystone Holdings      Whole            1,647                 77            Stock          Extension
  03/96                  Utah Federal           Whole               15                  1            Stock          In Market
  10/95                  Western Bank           Whole              177                 10            Stock          Extension
  06/95                  Enterprise Bank(b)     Whole               24                  2            Stock          Extension
  07/94                  Olympus Capital        Whole               48                  4            Stock          Extension
  06/94                  Summit Bancorp         Whole               26                  2            Stock          In Market
  10/92                  Pacific First Bank     Whole              663                 81            Cash           In Market/
                                                                                                                    Extension
  08/92                  Pioneer Savings        Whole              170                 24            Stock          In Market
  09/91                  GNW Financial          Whole               68                 13          49% Cash/        In Market
                                                                                                   51% Stock
  11/90                  VanFed                 Whole               23                 13            Cash           In Market

AHMANSON(a)
  03/96                  First Interstate       Branch          $  206                  7%           Cash           In Market
  02/95                  Household Bank         Branch              53                  3            Cash           In Market
  09/94                  Western Federal Bank    RTC                87                  4            Cash           In Market
  01/93                  HomeFed                 RTC              N.A.               N.A.            Cash           In Market
  03/92                  County Bank of
                          Santa Barbara          RTC                 4                  0            Cash           In Market
  01/91                  Coast Federal Bank     Branch              20                  1            Cash           In Market
  04/90                  Home Savings Bank      Whole              292                 17            Stock          In Market


(a) Includes only branch acquisitions with more than $200 million of deposits or 10 branches.
(b) Acquired remaining 90.1% interest that it did not already own.
--------------------------------------------------------------------------------

[WASHINGTON MUTUAL LOGO]                            [GREAT WESTERN LOGO]

SUPERIOR TOTAL RETURNS
-------------------------------------------------------------------------------
COMPOUNDED ANNUAL TOTAL RETURN(a)

                                  [BAR GRAPH]

                                       WAMU            AHM
                                       ----            ---
                        1 Year          54%             27%
                        3 Years         26%             23%
                        5 Years         27%             18%
                        10 Years ...... 24%              9%

(a) Stock price appreciation plus reinvestment of dividends. As of the respective period ending December 31, 1996.
------------------------------------------------------------------------------
[LOGO WASHINGTON MUTUAL]               54                 [LOGO GREAT WESTERN]

HIGHER CAPITAL RATIOS/
FASTER TANGIBLE BOOK GROWTH(a)
------------------------------------------------------------------------------

                                  [BAR GRAPH]

                            Tangible Common Equity/
                               Tangible Assets(b)
                                (in percentages)
                                      WAMU       AHM
                                      ----     --------
                          1992 ....   6.1%      4.4%
                          1993 ....   4.6%      3.7%
                          1994 ....   4.7%      3.5%
                          1995 ....   5.5%      4.5%
                          1996 ....   4.8%      3.3%

                              Tangible Book Value/
                                     Share
                                  (in dollars)
                                      WAMU       AHM
                                      ----       ----
                          1992 ....   $13.91    $17.94
                          1993 ....   $13.54    $15.94
                          1994 ....   $14.74    $15.70
                          1995 ....   $18.39    $19.47
                          1996 ....   $18.17    $16.07

(a) Reflects numbers as originally reported
   (prior to restatement for pooling transactions).
(b) Excludes goodwill and other intangibles.
-------------------------------------------------------------------------------
[LOGO WASHINGTON MUTUAL]               55                  [LOGO GREAT WESTERN]

LOWER LEVEL OF NPAs/
BETTER RESERVE COVERAGE(a)
------------------------------------------------------------------------------

                                  [BAR GRAPH]

                                 Reserves/NPLs
                                      WAMU(b)    AHM
                                      ------   --------
                          1992 ....    96%       24%
                          1993 ....   135%       50%
                          1994 ....   180%       50%
                          1995 ....   161%       43%
                          1996 ....   107%       50%

                        NPAs + Restructured Loans/Assets
                                      WAMU(b)    AHM
                                      ------     ----
                          1992 ....   1.52%      4.74%
                          1993 ....   0.75%      2.09%
                          1994 ....   0.49%      1.79%
                          1995 ....   0.51%      2.20%
                          1996 ....   0.99%      2.07%

(a) Reflects numbers as originally reported (prior to restatement for pooling transactions).
(b) Impacted in 1996 by American Savings Bank
-------------------------------------------------------------------------------
[LOGO WASHINGTON MUTUAL]               56                  [LOGO GREAT WESTERN]

MORE CONSISTENT/FASTER GROWING EPS
AND DIVIDENDS(a)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

                        RECURRING EPS(b)        DIVIDENDS PER SHARE
                         WAMU    AHM               WAMU    AHM
1992                     $1.84   $1.00             $0.33   $0.88
1993                     $2.30  -$1.73             $0.50   $0.88
1994                     $2.62   $1.38             $0.70   $0.88
1995                     $2.76   $1.47             $0.77   $0.88
1996                     $3.39   $1.90             $0.90   $0.88

(a) Reflects numbers as originally reported (prior to restatement for pooling transactions).

(b) Adjusted to exclude non-recurring items including gains on sales, restructuring charges, the SAIF recapitalization charge and one-time asset write-offs. 1993 and 1996 Ahmanson figures adjusted to reflect tax rate of 40.0%
--------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                57                  [GREAT WESTERN LOGO]

MORE CONSISTENT/FASTER GROWING NET INCOME(a)
--------------------------------------------------------------------------------
($ in millions)

                                  [BAR GRAPH]

                                           RECURRING NET INCOME
        RECURRING NET INCOME            ADJUSTED FOR CREDIT LOSSES(b)
          WAMU       AHM                        WAMU        AHM
1992    90.1       117.2                       100.1       416.8
1993   149.7      -203.2                       176.6       406.6
1994   172.8       189.2                       185.3       380.1
1995   192.0       180.1                       193.8       319.8
1996   401.2       231.5                       459.7       403.0

(a) Reflects numbers as originally reported (prior to restatement for pooling transactions). Adjusted to exclude non-recurring items including gains on sales, restructuring charges, the SAIF capitalization charge and one-time asset write-offs, 1993 and 1996 Ahmanson figures adjusted to reflect tax rate of 40.0%.

(b) Further adjusted to exclude provision for loan losses and real estate held for investment (REI) and sale (REO).
--------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]            58                      [GREAT WESTERN LOGO]

MORE "BANK-LIKE"/LOWER RISK
LOAN COMPOSITION
--------------------------------------------------------------------------------

                                  [PIE CHART]                  [PIE CHART]
                                WASHINGTON MUTUAL(a)            AHMANSON(b)
    Commercial                            1%                        > 1%
    Commercial Real Estate               12%                         34%
    Consumer                             11%                          2%
    1-4 Family Residential(c)            76%                         64%

(a) At December 31, 1996.

(b) At September 30, 1996.

(c) Includes residential and other construction.
--------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                                    [GREAT WESTERN LOGO]

MORE "BANK-LIKE" DEPOSIT COMPOSITION
--------------------------------------------------------------------------------

                                  [PIE CHART]
                                                           [PIE CHART]
                        WASHINGTON MUTUAL(a)               AHMANSON(b)
                         ASB    WAMU    Total         FIB    AHM    Total

Total Term               37%    22%      59%           2%    66%     68%
Total Savings + MMDA     11%    17%      28%           2%    21%     23%
Total Checking            6%     7%      13%           3%     6%      9%

(a) At December 31, 1996. Shaded areas represent deposits from the acquisition of American Savings Bank. Acquired deposits totaled $12.9 billion, or approximately 54% of current deposits.

(b) At September 30, 1996. Shaded areas represent deposits from the acquisition of 61 First Interstate branches. Data from analyst presentation on March 28, 1996. Acquired deposits totaled $2.5 billion, or approximately 7% of current deposits.
    ----------------------------------------------------------------------------
    [WASHINGTON MUTUAL LOGO]             60                 [GREAT WESTERN LOGO]

Ahmanson's Stock Has Downside Potential
Based on Higher Leverage
--------------------------------------------------------------------------------


                                        Washington
                                          Mutual        Ahmanson
                                        ----------     ----------
Closing Price -- 2/14/97                  $55.19        $40.50

1997 Projected EPS(a)                      $3.84         $2.96

Price/1997 Projected EPS                   14.37x        13.68x

EPS with Normalized Capital                $3.84         $2.73(b)

--------------------------------------------------------------------------------
  Adjusted Share Price with Normalized Capital           $37.35

  Potential Downside                                      (8)%
--------------------------------------------------------------------------------

(a) Based on First Call estimates as of February 14, 1997.
(b) Ahmanson's capital ratio normalized to Washington Mutual's tangible common equity to tangible assets ratio of 4.83% at December 31, 1996. Assumes that additional capital is invested to earn 6% pre-tax.
--------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                  61          [GREAT WESTERN LOGO]

--------------------------------------------------------------------------------




                                    APPENDIX




--------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                                   [GREAT WESTERN LOGO]

Strong Deposit Share in Attractive Markets(a)
--------------------------------------------------------------------------------



[BAR GRAPH]
                     California
-------------------------------------------------------------
BAC ..................................................  20.9%

WFC ..................................................  14.9%

WAMU/GWF .............................................   9.2%

AHM ..................................................   7.6%

UNBC .................................................   4.8%


[BAR GRAPH]
                     Washington
-------------------------------------------------------------
BAC ..................................................  22.8%

WAMU/GWF .............................................  15.4%

USBC .................................................  13.8%

KEY ..................................................  11.4%

WFC ..................................................   5.7%

Source: SNL Securities
(a) June 30, 1996 deposit data updated for announced acquisitions through February 26, 1997
--------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                  63                [GREAT WESTERN LOGO]

Strong Deposit Share in Attractive Markets(a)
--------------------------------------------------------------------------------



[BAR GRAPH]
                        Oregon
-------------------------------------------------------------
USBC .................................................  32.6%

WFC ..................................................  18.4%

WAMU/GWF .............................................  10.0%

BAC ..................................................   9.3%

KEY ..................................................   8.6%


[BAR GRAPH]
                         Florida
-------------------------------------------------------------
BBI ..................................................  19.2%

FTU ..................................................  17.1%

NB ...................................................  12.1%

STI ..................................................  10.4%

WAMU/GWF .............................................   4.0%

Source: SNL Securities
(a) June 30, 1996 deposit data updated for announced acquisitions through February 26, 1997
--------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                  64                [GREAT WESTERN LOGO]

AHMANSON'S PROJECTED PRO FORMA FINANCIAL DATA
--------------------------------------------------------------------------------

($ in millions, except per share amounts; shares in millions          1997E          1998E        1999E
--------------------------------------------------------------------------------------------------------
FROM AHMANSON'S ANALYST PRESENTATION(a)

   Net Income Available to Common                                     $  419        $  800        $  899
   Intangible Amortization                                                59           188           188
                                                                      ------        ------        ------
   Projected Cash Earnings Available to Common                        $  478        $  988        $1,087
   Projected GAAP EPS                                                 $ 2.84        $ 3.32        $ 4.10
      % Pick-Up / (Dilution)                                              (3)%          (3)%           9%
   Projected Cash EPS                                                 $ 3.24        $ 4.10        $ 4.95
      % Pick-Up / (Dilution)                                               5%           15%           26%
   Cash Generated to Buy Back Common                                  $  258        $  866        $  916
   Average Shares                                                      147.8         241.2         219.6

DERIVED(b)
   Beginning Shares                                                      115           253           230
   Shares Issued in Merger(c)                                            145             0             0
   Shares Repurchased                                                      7            23            20
                                                                      ------        ------        ------
   Ending Shares                                                         253           230           209
   Derived Share Repurchase Price(d)                                  $34.47        $37.79        $ 45.16
      Multiple of GAAP EPS(e)                                           12.2x         11.4x       11.0x


(a)  All data taken from Ahmanson's February 18, 1997 analyst presentation.

(b) Derived based on number of Great Western shares at closing assumed by Ahmanson and average shares presented by Ahmanson in its February 18, 1997 analyst presentation.

(c)  Assumes September 30, 1997 close.

(d) Calculated as "Cash Generated to Buy Back Common" divided by "Shares Repurchased".

(e)  Ahmanson's 1997E P/E ratio is 14.5 x.

--------------------------------------------------------------------------------
[LOGO]WASHINGTON MUTUAL                    65                [LOGO]GREAT WESTERN

AHMANSON'S OFFER UNDER
REASONABLE ASSUMPTIONS
--------------------------------------------------------------------------------

($ in millions, except per share amounts; shares in millions         1997E          1998E          1999E
---------------------------------------------------------------------------------------------------------

Base Net Income Available to Common (a)                             $   419        $   800        $   899
Earnings on Additional Capital (b)                                        5             49             74
                                                                    -------        -------        -------

Revised Net Income to Common                                        $   424        $   849        $   973
Intangible Amortization (a)                                              59            188            188
                                                                    -------        -------        -------

Revised Cash Earnings Available to Common                           $   483        $ 1,037        $ 1,161
Projected GAAP EPS                                                  $  2.63        $  3.07        $  3.59
   % Pick-Up / (Dilution)                                               (10)%          (10)%           (4)%
Projected Cash EPS                                                  $  3.00        $  3.75        $  4.29
   % Pick-Up / (Dilution)                                                (3)%            5 %            9 %
Base Cash Generated to Buy Back Common (a)                          $   258        $   866        $   916
Change in Cash                                                            5             49             74
Additional Capital Required (c)                                      (1,027)          (648)          (746)
                                                                    -------        -------        -------

Revised Buy Back / (Issuance)                                       $  (764)       $   267        $   244
Beginning Shares                                                        115            279            273
Shares Issued in Merger @ October 1, 1997                               145              0              0
Shares Repurchased / (Issued)                                           (19)             6              5
                                                                    -------        -------        -------
Ending Shares                                                           279            273            268

Average Shares                                                          161            276            271
Calculated Share Repurchase Price (d)                               $ 40.25        $ 44.56        $ 52.08
   Multiple of GAAP EPS                                                15.3x          14.5x          14.5x

(a)  From Ahmanson's February 18, 1997 analyst presentation.

(b)  Assumes 6% earnings rate and 40% tax rate.

(c) Additional capital required to equal Washington Mutual's projected capital ratios.

(d) Assumes shares repurchased at a price equal to 14.5 x current year EPS (but in no event less than the current stock price).

--------------------------------------------------------------------------------
[LOGO]WASHINGTON MUTUAL                    66                [LOGO]GREAT WESTERN

Comparison of Capital Structures
-------------------------------------------------------------------------------

($ in millions, except per share amounts; shares in millions)
                                                                1997E           1998E           1999E
                                                             --------------------------------------------
  WAMU/GWF
    Tangible Assets(a)                                         $95,220        $104,742        $115,216
    Tangible Common Equity                                       4,671           5,636           6,810
    Ending Primary Shares                                          242             242             242
    Tangible Book Value per Share                              $ 19.28        $  23.27        $  28.11

  AHM/GWF -- AHMANSON ASSUMPTIONS
    Tangible Assets(b)                                         $93,711        $ 97,459        $101,358
    Tangible Common Equity                                       3,570           3,570           3,570
    Ending Primary Shares(c)                                       240             217             196
    Tangible Book Value per Share                              $ 14.88        $  16.45        $  18.21

  AHM/GWF -- REASONABLE ASSUMPTIONS
    Tangible Assets(b)                                         $93,711        $ 97,459        $101,358
    Tangible Common Equity(d)                                    4,597           5,244           5,911
    Ending Primary Shares(e)                                       266             260             255
    Tangible Book Value per Share                              $ 17.28        $  20.17        $  23.49


(a)  Assumed 10% annual growth rate for illustrative purposes.
(b)  Assumes 4% annual growth for illustrative purposes.
(c)  Based on February 18 analyst presentation.
(d) Tangible common equity required to equal Washington Mutual tangible common equity ratio.
(e) Based on February 18 analyst presentation. Adjusted to achieve WAMU's tangible common ratio.
-------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO] WASHINGTON MUTUAL   GREAT WESTERN [GREAT WESTERN LOGO]

        Great Western Financial Corporation ("Great Western") and certain other persons named below may be deemed to be participants in the solicitation of proxies in connection with the merger of Great Western and a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual") pursuant to which each outstanding share of Great Western common stock would be converted into
0.9 shares of Washington Mutual common stock (the "Merger"). The participants in this solicitation may include the directors of Great Western (James F. Montgomery, John F. Maher, Dr. David Alexander, H. Frederick Christie, Stephen
E. Frank, John V. Giovenco, Firmin A. Gryp, Enrique Hernandez, Jr., Charles D. Miller, Dr. Alberta E. Siegel and Willis B. Wood, Jr.); the following executive officers of Great Western: J. Lance Erikson, Carl F. Geuther, Michael M. Pappas, A. William Schenck III, Ray W. Sims and Jaynie M. Studenmund; and the following other members of management of Great Western: Stephen F. Adams, Bruce
F. Antenberg, Barry R. Barkley, Ian D. Campbell, Charles Coleman, Allen D. Meadows and John A. Trotter (collectively, the "Great Western Participants"). As of the date of this communication, James F. Montgomery and John F. Maher beneficially owned 605,488 shares and 611,762 shares of Great Western common stock, respectively (including shares subject to stock options exercisable within 60 days). The remaining Great Western Participants do not beneficially own, individually or in the aggregate, in excess of 1% of Great Western's equity securities. The Great Western Participants do not beneficially own, individually or in the aggregate, in excess of 1% of Washington Mutual's equity securities.

        Great Western has retained Goldman, Sachs & Co. ("Goldman Sachs") and Merrill Lynch & Co. ("Merrill Lynch") to act as its financial advisors in connection with the Merger, as well as the merger proposal by H.F. Ahmanson & Company, for which they received and may receive substantial fees. Each of Goldman Sachs and Merrill Lynch is an investment banking firm that provides a full range of financial services for institutional and individual clients. Neither Goldman Sachs nor Merrill Lynch admits that it or any of its directors, officers or employees is a "participant" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the proxy solicitation, or that Schedule 14A requires the disclosure of certain information concerning Goldman Sachs and Merrill Lynch. In connection with Goldman Sachs' role as financial advisor to Great Western, Goldman Sachs and the following investment banking employees of Goldman Sachs may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Great Western: Joe Wender, John Mahoney, Andy Gordon, Todd Owens and Andrea Vittorelli. In connection with Merrill Lynch's role as financial advisor to Great Western, Merrill Lynch and the following investment banking employees of Merrill Lynch may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Great Western: Herb Lurie, Louis S. Wolfe, Paul Wetzel, Frank V. McMahon, John Esposito, Alex Sun, Christopher Del-Moral Niles and Kavita Gupta. In the normal course of their respective businesses Goldman Sachs and Merrill Lynch regularly buy and sell securities issued by Great Western and its affiliates ("Great Western Securities") and Washington Mutual and its affiliates ("Washington Mutual Securities") for its own account and for the accounts of its customers, which transactions may result from time to time in Goldman Sachs and its associates and Merrill Lynch and its associates having a net "long" or net "short" position in Great Western Securities, Washington Mutual Securities, or option contracts or other derivatives in or relating to Great Western Securities or Washington Mutual Securities.

        As of March 14, 1997, Goldman Sachs held positions in Great Western Securities and Washington Mutual Securities as principal as follows: (i) net "long" 9,669 of Great Western's common shares; (ii) net "long" $1 million of Great Western's deposit notes; and (iii) net "long" 1,980 of Washington Mutual's convertible preferred stock. As of March 14, 1997, Merrill Lynch had positions in Great Western Securities and Washington Mutual Securities as principal as follows: (i) net "long" 8,800 of Great Western's common shares; and (ii) net "long" 1,527 of Washington Mutual's common shares.

        Other participants in the solicitation include Washington Mutual and may include the directors of Washington Mutual (Douglas P. Beighle, David Bounderman, Herbert M. Bridge, J. Taylor Crandall, Robert H. Eigsti, John W. Ellis, Daniel J. Evans, Anne V. Farrell, William P. Gerberding, Kerry K. Killinger, Samuel B. McKinney, Michael K. Murphy, Louis H. Pepper, William G. Reed, Jr. and James E. Stever); the following executive officers of Washington
Mutual: William A. Longbrake, Deanna W. Oppenheimer, Craig E. Tall and S. Liane Wilson; and the following other members of management of Washington Mutual:
Karen Christensen, JoAnn DeGrande, William Ehrlich, James B. Fitzgerald, Marc Kittner and Douglas G. Wisdorf (collectively, the "Washington Mutual Participants"). As of the date of this communication, David Bounderman, J. Taylor Crandall and Kerry K. Killinger beneficially owned 1,894,141 shares, 6,549,755 shares and 1,044,224 shares of Washington Mutual common stock, respectively. The remaining Washington Mutual Participants do not beneficially own, individually or in the aggregate, in excess of 1% of Washington Mutual's equity securities. The Washington Mutual Participants do not beneficially own, individually or in the aggregate, in excess of 1% of Great Western's equity securities.

        Washington Mutual has retained Lehman Brothers Inc. ("Lehman Brothers") to act as its financial advisor in connection with the Merger for which it received and may receive substantial fees. Lehman Brothers is an investment banking firm that provides a full range of financial services for institutional and individual clients. Lehman Brothers does not admit that it or any of its directors, officers or employees is a "participant" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the proxy solicitation, or that Schedule 14A requires the disclosure of certain information concerning Lehman Brothers. In connection with Lehman Brothers' role as financial advisor to Washington Mutual, Lehman Brothers and the following investment banking employees of Lehman Brothers may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Washington Mutual and Great
Western: Steven B. Wolitzer, Philip R. Erlanger, Sanjiv Sobti, David J. Kim, Craig P. Sweeney and Daniel A. Trznadel. In the normal course of its business Lehman Brothers regularly buys and sells Washington Mutual Securities and Great Western Securities for its own account and for the account of its customers, which transactions may result from time to time in Lehman Brothers and its associates having a net "long" or net "short" position in Washington Mutual Securities, Great Western Securities, or option contracts or other derivatives in or relating to Washington Mutual Securities or Great Western Securities. As of March 14, 1997, Lehman Brothers had positions in Washington Mutual Securities and Great Western Securities as follows: (i) net "short" 124 of Washington Mutual's common shares; and (ii) net "short" 3,327 of Great Western's common shares.